EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the amended Quarterly Report of American Bio Medica Corporation (the "Company") on Form 10-QSB/A for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on February 24, 2006 (the "Report"), I, Keith E. Palmer, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Keith E. Palmer
                                            -------------------
                                            Keith E. Palmer
                                            Chief Financial Officer and
                                            Executive Vice President

                                            February 24, 2006